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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                      December 17, 2004 (December 16, 2004)
                Date of Report (Date of earliest event reported)


                                Pitney Bowes Inc.
             (Exact name of registrant as specified in its charter)

              Delaware                     1-3579                06-0495050
  (State or other jurisdiction of   (Commission file number)   (I.R.S. Employer
   incorporation or organization)                            Identification No.)

                               World Headquarters
                                 1 Elmcroft Road
                        Stamford, Connecticut 06926-0700
                    (Address of principal executive offices)

                                 (203) 356-5000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS

The Company's press release dated December 16, 2004 regarding its announcement of the acquisition of Groupe MAG is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 9.01.  Financial statements and exhibits

(c) Exhibits

    99.1    Press release of Pitney Bowes Inc. dated December 16, 2004




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       Pitney Bowes Inc.

December 17, 2004




                                       /s/ B.P. Nolop
                                       --------------------------------------
                                       B. P. Nolop
                                       Executive Vice President and
                                       Chief Financial Officer
                                       (Principal Financial Officer)








                                       /s/ J.R. Catapano
                                       --------------------------------------
                                       J. R. Catapano
                                       Controller
                                       (Principal Accounting Officer)

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                                                                    Exhibit 99.1

                        PITNEY BOWES ACQUIRES GROUPE MAG

STAMFORD, Conn., December 16th, 2004 - Pitney Bowes Inc. (NYSE:PBI) today announced that it has acquired Groupe MAG, a distributor of finishing equipment used by commercial printers, and production mail equipment, software and service in France, Belgium and Luxembourg. This business will be managed as a separate unit within the company's International operation, which is led by Patrick Keddy, President, Mailstream International. "Today's transaction is another step in our strategy to enhance customer value and grow our business," said Michael
J. Critelli, Chairman and CEO of Pitney Bowes. "With this acquisition we continue to extend our distribution capabilities and reconfirm our commitment to Document Messaging Technologies in our International markets."
         For the fiscal year ended March 31, 2004 Groupe MAG generated revenue of Euros 43 million. In accordance with French labor law, the proposed transaction has received a positive opinion from Groupe MAG's employee representatives. It has approximately 225 employees in six offices in France and one in Belgium.
         Pitney Bowes is the world's leading provider of integrated mail and document management systems, services and solutions. The $4.6 billion company helps organizations of all sizes efficiently and effectively manage their mission-critical mail and document flow in physical, digital and hybrid formats. Its solutions range from addressing software and metering systems to print stream management, electronic bill presentment and presort mail services. The company's 80-plus years of technological leadership has produced many major innovations in the mailing industry and more than 3,500 active patents with applications in a variety of markets, including printing, shipping, encryption, and financial services. With approximately 33,000 employees worldwide, Pitney Bowes serves more than 2 million businesses through direct and dealer operations. For more information about Pitney Bowes please visit www.pb.com.
                                     # # #

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The statements contained in this news release that are not purely historical are forward-looking statements with the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements may be identified by their use of forward-looking terminology such as the words "expects," "anticipates," "intends" and other similar words. Such forward-looking statements include, but are not limited to, statements about growth strategies, market expansion, etc. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, but are not limited to: severe adverse changes in the economic environment, timely development and acceptance of new products or gaining product approval; successful entry into new markets; changes in interest rates; and changes in postal regulations, as more fully outlined in the company's 2003 Form 10-K
Annual Report filed with the Securities and Exchange Commission. In addition, the forward-looking statements are subject to change based on the timing and specific terms of any announced acquisitions. The forward-looking statements contained in this news release are made as of the date hereof and we do not assume any obligation to update the reasons why actual results could differ materially from those projected in the forward-looking statements.